UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2011

IRON MOUNTAIN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-13045	23-2588479
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

745 Atlantic Avenue

Boston, Massachusetts 02111

(Address of principal executive offices, including zip code)

(617) 535-4766

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On March 23, 2011, the board of directors (the “Board of Directors”) of Iron Mountain Incorporated, a Delaware corporation (the “Corporation”), authorized the issuance of one right (a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”).  The issuance is effective as of April 1, 2011 to stockholders of record on that date (the “Record Date”).  Each Right, once exercisable, entitles the registered holder to purchase from the Corporation one one-thousandth (1/1000) of a share of preferred stock of the Corporation, designated as Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), at a price of $120.00 per one one-thousandth (1/1000) of a share (the “Exercise Price”), subject to certain adjustments.  The description and terms of the Rights are set forth in a Rights Agreement (as it may be supplemented or amended from time to time, the “Rights Agreement”), dated as of March 23, 2011, by and between the Corporation and Mellon Investor Services LLC, a New Jersey limited liability company, as Rights Agent (the “Rights Agent”).

As discussed below, initially the Rights will not be exercisable, certificates will not be sent to stockholders and the Rights will automatically trade with the Common Stock.

The Rights, unless earlier redeemed or exchanged by the Board of Directors, become exercisable upon the close of business on the day (the “Distribution Date”) which is the earlier of (a) the tenth (10th) business day following a public announcement that a person or group of affiliated or associated persons, with certain exceptions set forth below, has acquired beneficial ownership of fifteen percent (15%) or more of the outstanding voting shares of the Corporation (an “Acquiring Person”) and (b) the tenth (10th) business day (or such later date as may be determined by the Board of Directors prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person) after the date of the commencement by any person (other than an Exempt Person, as defined in the Rights Agreement) of a tender or exchange offer, the consummation of which would result in such person or group of affiliated or associated persons becoming an Acquiring Person.

An Acquiring Person does not include (a) the Corporation, (b) any subsidiary of the Corporation, (c) any employee benefit plan or employee stock plan of the Corporation or of any subsidiary of the Corporation, or any trust or other entity organized, appointed, established or holding voting shares for or pursuant to the terms of any such plan, (d) any person who the Board of Directors determines in good faith becomes the owner of fifteen percent (15%) or more of the shares of voting stock of the Corporation then outstanding inadvertently and without any intention of changing or influencing control of the Corporation (unless and until such person fails to divest itself, as soon as practicable, of beneficial ownership of a sufficient number of shares of voting stock of the Corporation so that such person would no longer otherwise qualify as an Acquiring Person), (e) any person who, immediately prior to the date of the Rights Agreement, is the beneficial owner of fifteen percent (15%) or more of the shares of voting stock of the Corporation then outstanding; provided, however, that if any such person thereafter becomes the beneficial owner of additional shares of voting stock of the Corporation representing one-quarter of one percent (0.25%) of the then-outstanding voting stock of the Corporation (subject to certain exceptions), then such person will be deemed to be an Acquiring Person unless upon becoming the beneficial owner of such additional shares of voting stock of the Corporation such person does not beneficially own fifteen percent (15%) or more of the shares of voting stock of the Corporation then outstanding, or (f) any person who becomes the owner of fifteen percent (15%) of the voting stock of the Corporation then outstanding as the result of an acquisition of shares of voting stock of the Corporation by the Corporation which, by reducing the number of shares outstanding, increases the proportionate number of shares of voting stock of the Corporation beneficially owned by such person so that such person would otherwise become an Acquiring Person; provided, however, that if any such person thereafter becomes the beneficial owner of additional shares of voting stock of the Corporation representing one-quarter of one percent (0.25%) of the then-outstanding voting stock of the Corporation (subject to certain exceptions), then such person will be deemed to be an Acquiring Person unless upon becoming the beneficial owner of such additional shares of voting stock of the Corporation such person does not beneficially own fifteen percent (15%) or more of the shares of voting stock of the Corporation then outstanding.

Prior to the Distribution Date, the Rights will not be exercisable, will not be represented by a separate certificate, and will not be transferable apart from the Common Stock, but will instead be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate with a copy of the Summary of Rights to Purchase Series A Junior Participating Preferred Stock attached thereto (or in the case of uncertificated shares of Common Stock, by book-entry account that evidences record ownership for such shares).  Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), new Common Stock certificates issued after the Record Date will contain a legend incorporating the Rights Agreement by reference, or, in the case of uncertificated shares of Common Stock, such legend shall be included in a notice to the record holder of such shares.  Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the surrender for transfer of any of the Common Stock certificates outstanding as of the Record Date (or the effectuation of a book-entry transfer of shares of Common Stock), with or without a copy of the Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.  As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and such separate certificates alone will evidence the Rights from and after the Distribution Date.

The Rights are not exercisable until the Distribution Date.  The Rights will expire upon the close of business on the earliest to occur of: (i) March 22, 2013, (ii) the date on which the rights are redeemed or exchanged by the Corporation in accordance with the Rights Agreement and (iii) the date of the Corporation’s 2012 annual meeting of stockholders if requisite stockholder approval of the Rights Agreement is not obtained at such meeting.

Shares of Preferred Stock purchasable upon exercise of the Rights will be non-redeemable and, unless otherwise provided in connection with the creation of a subsequent series of preferred shares, will be subordinate to any other series of the Corporation’s preferred shares.  The Preferred Stock may not be issued except upon exercise of Rights or in connection with a redemption or exchange of Rights.  Each share of Preferred Stock will be entitled to receive when, as and if declared by the Board of Directors, a quarterly dividend in an amount equal to the greater of $1.00 per share or one thousand (1,000) times the cash dividends declared on the Common Stock.  In addition, the holders of the Preferred Stock are entitled to receive one thousand (1,000) times any non cash dividends (other than dividends payable in equity securities) declared on the Common Stock, in like kind.  In the event of the liquidation of the Corporation, the holders of Preferred Stock will be entitled to receive, for each share of Preferred Stock, a payment in an amount equal to the greater of $1,000 or one thousand (1,000) times the payment made per share of Common Stock.  Each share of Preferred Stock will have one thousand (1,000) votes, voting together with the Common Stock.  In the event of any merger, consolidation or other transaction in which Common Stock is exchanged, each share of Preferred Stock will be entitled to receive one thousand (1,000) times the amount received per share of Common Stock.  The rights of Preferred Stock as to dividends, liquidation and voting are protected by anti-dilution provisions.

The Exercise Price and the number of shares of Preferred Stock issuable upon exercise of the Rights are subject to certain adjustments from time to time in the event of a stock dividend on, or a subdivision or combination of, the Common Stock.  The Exercise Price also is subject to adjustment in the event of extraordinary distributions of cash or other property to holders of Common Stock.

Unless the Rights are earlier redeemed or exchanged, in the event that a person or group becomes an Acquiring Person, the Rights Agreement provides that proper provisions will be made so that each holder of record of a Right (other than Rights beneficially owned by an Acquiring Person and certain affiliates, associates and transferees thereof, whose Rights will thereupon become null and void), will thereafter have the right to receive, upon the exercise of each outstanding Right and payment of the Exercise Price, that number of shares of Preferred Stock having a fair market value determined in accordance with the Rights Agreement at the time of the transaction equal to approximately two (2) times the Exercise Price (such value to be determined with reference to the fair market value of the Common Stock as provided in the Rights Agreement).

In addition, unless the Rights are earlier redeemed or exchanged, in the event that, after the time that a person or group becomes an Acquiring Person, the Corporation were to be acquired in a merger or other business combination (in which any shares of Common Stock are changed into or exchanged for other securities or assets) or more than fifty percent (50%) of the assets or earning power of the Corporation and its subsidiaries (taken as a whole) were to be sold or transferred in one or a series of related transactions, the Rights Agreement provides that proper provision will be made so that each holder of record of a Right (other than Rights beneficially owned by an Acquiring Person and certain affiliates, associates and transferees thereof, whose Rights will thereupon become null and void) will from and after such date have the right to receive, upon payment of the Exercise Price, that number of shares of common stock of the acquiring company having a fair market value at the time of such transaction determined in accordance with the Rights Agreement equal to approximately two (2) times the Exercise Price.

At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding voting shares, the Board of Directors of the Corporation may exchange the Rights (other than Rights owned by such person or group which will have become null and void), in whole or in part, for shares of Common Stock in accordance with the Rights Agreement.

Fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth (1/1000) of a share) may, at the election of the Corporation, be evidenced by depositary receipts.  The Corporation may also issue cash in lieu of fractional shares which are not integral multiples of one one-thousandth (1/1000) of a share.

At any time prior to such time as any person or group becomes an Acquiring Person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.01 per Right,

subject to adjustment (the “Redemption Price”).  The determination of the Board of Directors to redeem the Rights may be made on such basis and be subject to such conditions as the Board of Directors, in its sole and absolute discretion, may establish.  Immediately upon the effective time of the redemption of the Rights, and without any further action and notice, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.  At the option of the Board of Directors, the Redemption Price may be paid in cash to each Rights holder or by the issuance of shares of Preferred Stock or Common Stock having a fair market value, determined in accordance with the Rights Agreement, equal to such cash payment.

For as long as the Rights are then redeemable, the Corporation (at the direction of the Board of Directors in its sole and absolute discretion) may amend the Rights Agreement in any manner without the approval of any holders of the Rights.  At any time when the Rights are not then redeemable, the Corporation (at the direction of the Board of Directors) may amend the Rights Agreement without the approval of any holders of Rights, provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Right (other than an Acquiring Person or any other person in whose hands Rights are null and void under the provisions of Section 7(e) of the Rights Agreement), (b) cause the Rights Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become amendable.  No supplement or amendment shall be made which changes the Redemption Price.

Until a Right is exercised, the holder, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends.

The Rights will have certain anti-takeover effects.  The Rights will cause substantial dilution to any person or group that attempts to acquire the Corporation without the approval of the Board of Directors.  As a result, the overall effect of the Rights may be to render more difficult or discourage any attempt to acquire the Corporation even if such acquisition may be favorable to the interests of the Corporation’s stockholders.  Because the Board of Directors can redeem the Rights, however, the Rights should not interfere with a merger or other business combination approved by the Board of Directors.

The Certificate of Designations of Series A Junior Participating Preferred Stock and the Rights Agreement (which includes the form of Certificate of Designations of Series A Junior Participating Preferred Stock as Exhibit A to the Rights Agreement, the Summary of Rights to Purchase Series A Junior Participating Preferred Stock as Exhibit B to the Rights Agreement and the form of Right Certificate as Exhibit C to the Rights Agreement), are included as Exhibit 3.1 and Exhibit 4.1, respectively hereto and are incorporated herein by reference. For a full description of the terms of the Rights, investors are encouraged to carefully review the Rights Agreement and its Exhibits.

Item 3.03               Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.  The Rights Agreement, specifying the terms of the Rights, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement referenced in Item 1.01 above, the Board of Directors approved the Certificate of Designations establishing the Preferred Stock and the rights, preferences and privileges thereof.  The Certificate of Designations was filed with the Secretary of State of the State of Delaware and became effective on March 24, 2011.  The Certificate of Designations is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations for Iron Mountain Incorporated Series A Junior Participating Preferred Stock, dated as of March 24, 2011.

4.1

Rights Agreement, dated as of March 23, 2011, by and between Iron Mountain Incorporated and Mellon Investor Services LLC (which includes the form of Certificate of Designations of Series A Junior Participating Preferred Stock as Exhibit A to the Rights Agreement, the Summary of Rights to Purchase Series A Junior Participating Preferred Stock as Exhibit B to the Rights Agreement and the form of Right Certificate as Exhibit C to the Rights Agreement)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 24, 2011

Iron Mountain Incorporated

By:	/s/ Ernest W. Cloutier
Name: Ernest W. Cloutier Title: SVP, General Counsel and Secretary